CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) - JPY (¥) ¥ in Millions	Dec. 31, 2023	Mar. 31, 2023
Installment Loans, fair value	¥ 121,135	¥ 197,041
Investment in securities, measured at fair value	27,266	22,874
Amortized Cost	2,866,811	2,488,858
Available-for-sale debt securities, Allowance for credit losses	(594)	(144)
Investment in Affiliates, measured at fair value	5,737	2,511
Other assets, measured at fair value	3,433	4,676
Policy liabilities and Policy Account Balances	¥ 157,813	¥ 163,734